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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                       DATE OF REPORT: SEPTEMBER 10, 1998


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                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Ohio                            0-21533                   31-1209872
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         On September 10, 1998, TEAM America Corporation, an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 200,000 shares of its outstanding common stock during the next twelve months. In addition, the Company announced that it expects that earnings for the third and fourth quarters of 1998 will not meet analysts' expectations. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

          Exhibit No.                            Description

              99 Press release, dated September 10, 1998, entitled "TEAM America Corporation Board of Directors Authorizes 200,000 Share Buyback."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEAM AMERICA CORPORATION

Date:  September 11, 1998      By: /s/Michael R. Goodrich
                                   ---------------------------------------------
                                    Michael R. Goodrich, Chief Financial Officer

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                                  EXHIBIT INDEX


             Exhibit No.                           Description

                 99 Press release, dated September 10, 1998, entitled "TEAM America Corporation Board of Directors Authorizes 200,000 Share Buyback."

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